UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported: March 4, 2005



                            Foothills Resources, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


Nevada                             333-59701                     98-0339560
------------------                ----------------           ------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

Canadiana Lodge, Wellfield Close, Coads Green
Launceston, Cornwall, England                                PL15 7LR
------------------------------------------------------       ---------
(Address of principal executive offices)                    (Postal Code)


Registrant's telephone number, including area code:   01566 782 199
                                                      --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

        None

Item 1.02 Termination of a Material Definitive Agreement

        None

Item 1.03 Bankruptcy or Receivership

        None


Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

        None

Item 2.02 Results of Operations and Financial Condition

        None

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

        None

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

        None

Item 2.05 Costs Associated with Exit or Disposal Activities

        None

Item 2.06 Material Impairments

        None


Section 3 - Securities Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

        None

Item 3.02 Unregistered Sales of Equity Securities

We issued 7,000,000 restricted shares of our common stock to our president, Mr. Earl Terris on March 4, 2005 pursuant to Section 4(2) of the Securities Act of 1933. These shares were issued to Earl Terris in consideration of various management and consulting services he has provided to us. We were able to rely upon this exemption since this issuance does not constitute a public offering of our shares. Mr. Terris represented to us that he was acquiring the shares as principal for his own account with investment intent.This issuance of securities was not accompanied by general advertisement or general solicitation. The shares were issued with a Rule 144 restrictive legend.

Item 3.03 Material Modification to Rights of Security Holders

        None


Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Account

        None

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

        None.


Section 5 - Corporate Governance and Mangement

Item 5.01 Changes in Control of Registrant

        None

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

        None

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

        None

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

        None

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provi-sion of the Code of Ethics.

        None

Section 6 - [Reserved]


Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

        None


Section 8 - Other Events

Item 8.01 Other Events

        None


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

        None

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 17, 2005                    Foothills Resources, Inc.


                                    By: /s/ Earl Terris
                                        ----------------------
                                        Earl Terris, President








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